NEWS RELEASE

FORWARD AIR CORPORATION REPORTS THIRD QUARTER 2022 RESULTS
Third quarter all-time record reported revenue, income from operations and net income per diluted share
Guides record fourth quarter revenue and net income per diluted share

GREENEVILLE, Tenn.- (BUSINESS WIRE) - October 26, 2022 - Forward Air Corporation (NASDAQ:FWRD) (the “Company”, “we”, “our”, or “us”) today reported financial results for the three and nine months ended September 30, 2022 as presented in the tables below on a continuing operations basis.

Tom Schmitt, Chairman, President and CEO, commenting on third quarter results from continuing operations said, “Our third quarter reported revenue, net income and net income per diluted share represent the best third quarter financial performance in the Company’s history and each set all-time third quarter records. Our collaboration with customers on selecting, handling, and pricing higher quality freight led to our strong third quarter financial performance with our less-than-truckload line of business reporting continued improvement in revenue per shipment and revenue per hundredweight over the same period last year. Our reported net income per diluted share of $1.93 exceeded the high end of our $1.88 to $1.92 guidance range, and our third quarter revenue growth of 22% came within the guidance range of 20% to 24%.”

Mr. Schmitt continued, “We are winning in a softer environment. While tonnage is down through the first few weeks of October, our performance levers work - from more live events business to near record low levels of outside miles. We therefore expect the fourth quarter to be more profitable than the third quarter, and 2023 net income per diluted share to be higher than 2022 net income per diluted share.”

In closing, Mr. Schmitt said, “I want to thank our employees and independent contractors for their remarkable efforts. Their commitment to Forward Air and its customers has been incredible.”

Regarding the Company’s fourth quarter 2022 continuing operations guidance, Rebecca J. Garbrick, CFO, said, “We expect our year-over-year revenue growth will be 7% to 11% and net income per diluted share to be between $1.98 to $2.02, compared to reported and adjusted net income per diluted share of $1.40 in the fourth quarter of 2021.”

Continuing Operations	Three Months Ended
(in thousands, except per share data)	September 30, 2022	September 30, 2021	Change	Percent Change
Operating revenue	$510,023	$419,625	$90,398	21.5%
Income from operations	$71,665	$42,476	$29,189	68.7%
Operating margin	14.1%	10.1%	400 bps
Net income	$52,133	$30,503	$21,630	70.9%
Net income per diluted share	$1.93	$1.12	$0.81	72.3%
Cash provided by operating activities	$83,994	$43,091	$40,903	94.9%

Non-GAAP Financial Measures: [1]
Adjusted income from operations	$71,665	$43,445	$28,220	65.0%
Adjusted net income	$52,133	$31,215	$20,918	67.0%
Adjusted net income per diluted share	$1.93	$1.14	$0.79	69.3%
EBITDA	$83,934	$51,892	$32,042	61.7%
Free cash flow	$77,922	$29,676	$48,246	162.6%

[1] Reconciliation of these non-GAAP financial measures are provided below the financial tables.

Continuing Operations	Nine Months Ended
(in thousands, except per share data)	September 30, 2022	September 30, 2021	Change	Percent Change
Operating revenue	$1,492,203	$1,202,498	$289,705	24.1%
Income from operations	$204,561	$107,324	$97,237	90.6%
Operating margin	13.7%	8.9%	480 bps
Net income	$150,249	$77,894	$72,355	92.9%
Net income per diluted share	$5.53	$2.83	$2.70	95.4%
Cash provided by operating activities	$196,814	$82,752	$114,062	137.8%

Non-GAAP Financial Measures: [1]
Adjusted income from operations	$204,267	$114,863	$89,404	77.8%
Adjusted net income	$150,029	$83,548	$66,481	79.6%
Adjusted net income per diluted share	$5.53	$3.03	$2.50	82.5%
EBITDA	$239,555	$135,391	$104,164	76.9%
Free cash flow	$172,836	$62,076	$110,760	178.4%

[1] Reconciliation of these non-GAAP financial measures are provided below the financial tables.

On October 25, 2022, our Board of Directors declared a quarterly cash dividend of $0.24 per share of common stock. The dividend is payable to shareholders of record at the close of business on November 23, 2022 and is expected to be paid on December 8, 2022. This quarterly dividend is made pursuant to a cash dividend policy approved by the Board of Directors, which anticipates a total annual dividend of $0.96 for the full year 2022, payable in quarterly increments of $0.24 per share of common stock. The actual declaration of future cash dividends, and the establishment of record and payment dates, is subject to final determination by the Board of Directors each quarter after its review of the Company’s financial performance and position.

The Board approved a strategy to divest the Pool Distribution business (“Pool”) on April 23, 2020, and the sale of Pool was completed on February 12, 2021. Accordingly, the results of operations and cash flows for Pool have been presented as a discontinued operation and have been excluded from continuing operations in this release for all periods presented.

Review of Financial Results
Forward Air will hold a conference call to discuss third quarter 2022 results on Thursday, October 27, 2022 at 9:00 a.m. EDT. The Company’s conference call will be available online on the Investor Relations portion of the Company’s website at www.forwardaircorp.com, or by dialing (844) 291-5490, Access Code: 6420664.

A replay of the conference call will be available on the Investor Relations portion of the Company’s website at www.forwardaircorp.com, which we use as a primary mechanism to communicate with our investors. Investors are urged to monitor the Investors Relations portion of the Company’s website to easily find or navigate to current and pertinent information about us.

About Forward Air Corporation
Forward Air is a leading asset-light provider of transportation services across the United States and Canada. We provide expedited less-than-truckload (“LTL”) services, including local pick-up and delivery, shipment consolidation/deconsolidation, warehousing, and customs brokerage by utilizing a comprehensive national network of terminals. In addition, we offer final mile services, including delivery of heavy-bulky freight, truckload brokerage services, including dedicated fleet services; and intermodal, first-and last-mile, high-value drayage services, both to and from seaports and railheads, dedicated contract and Container Freight Station warehouse and handling services. We are more than a transportation company. Forward is a single resource for your shipping needs. For more information, visit our website at www.forwardaircorp.com.

Forward Air Corporation
Condensed Consolidated Statements of Comprehensive Income
(Unaudited, in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Operating revenue:
Expedited Freight	$395,635	$341,557	$1,181,083	$997,478
Intermodal	114,421	78,173	311,272	205,820
Eliminations and other operations	(33)	(105)	(152)	(800)
Operating revenues	510,023	419,625	1,492,203	1,202,498
Operating expenses:
Purchased transportation	229,326	205,474	693,648	605,299
Salaries, wages and employee benefits	90,755	84,410	263,194	243,948
Operating leases	24,965	20,536	71,097	60,073
Depreciation and amortization	12,269	9,416	34,994	28,067
Insurance and claims	12,093	9,984	37,257	30,616
Fuel expense	6,772	4,457	20,951	12,218
Other operating expenses	62,178	42,872	166,501	114,953
Total operating expenses	438,358	377,149	1,287,642	1,095,174
Income (loss) from continuing operations:
Expedited Freight	56,304	34,636	167,091	93,854
Intermodal	16,610	8,712	43,005	21,607
Other Operations	(1,249)	(872)	(5,535)	(8,137)
Income from continuing operations	71,665	42,476	204,561	107,324
Other expense:
Interest expense	(1,544)	(973)	(3,521)	(3,461)
Total other expense	(1,544)	(973)	(3,521)	(3,461)
Income before income taxes	70,121	41,503	201,040	103,863
Income tax expense	17,988	11,000	50,791	25,969
Net income from continuing operations	52,133	30,503	150,249	77,894
Loss from discontinued operation, net of tax	—	(6,967)	—	(12,500)
Net income and comprehensive income	$52,133	$23,536	$150,249	$65,394

Net income per share:
Basic net income (loss) per share
Continuing operations	$1.94	$1.12	$5.56	$2.84
Discontinued operation	—	(0.26)	—	(0.46)
Net income per basic share	$1.94	$0.86	$5.56	$2.39

Diluted net income (loss) per share
Continuing operations	$1.93	$1.12	$5.53	$2.83
Discontinued operation	—	(0.26)	—	(0.46)
Net income per diluted share	$1.93	$0.86	$5.53	$2.37
Dividends per share	$0.24	$0.21	$0.72	$0.63

Expedited Freight Segment Information
(In thousands)
(Unaudited)

	Three Months Ended
	September 30, 2022	Percent of Revenue	September 30, 2021	Percent of Revenue	Change	Percent Change
Operating revenue:
Network [1]	$240,482	60.8%	$199,360	58.4%	$41,122	20.6%
Truckload	55,607	14.1	53,651	15.7	1,956	3.6
Final Mile	76,822	19.4	71,355	20.9	5,467	7.7
Other	22,724	5.7	17,191	5.0	5,533	32.2
Total operating revenue	395,635	100.0	341,557	100.0	54,078	15.8

Operating expenses:
Purchased transportation	200,783	50.7	182,596	53.5	18,187	10.0
Salaries, wages and employee benefits	71,543	18.1	65,898	19.3	5,645	8.6
Operating leases	15,819	4.0	14,687	4.3	1,132	7.7
Depreciation and amortization	8,140	2.1	6,784	2.0	1,356	20.0
Insurance and claims	9,196	2.3	8,074	2.4	1,122	13.9
Fuel expense	2,873	0.7	2,225	0.7	648	29.1
Other operating expenses	30,977	7.8	26,657	7.8	4,320	16.2
Total operating expenses	339,331	85.8	306,921	89.9	32,410	10.6
Income from operations	$56,304	14.2%	$34,636	10.1%	$21,668	62.6%

[1] Network revenue is comprised of all revenue, including linehaul, pickup and/or delivery, and fuel surcharge revenue, excluding accessorial, Truckload and Final Mile revenue.

Expedited Freight Operating Statistics

	Three Months Ended
	September 30, 2022	September 30, 2021	Percent Change
Business days	64	64	—%

Tonnage [1,2]
Total pounds	698,004	687,816	1.5
Pounds per day	10,906	10,747	1.5

Shipments [1,2]
Total shipments	916	845	8.4
Shipments per day	14.3	13.2	8.3

Weight per shipment	762	814	(6.4)

Revenue per hundredweight [3]	$34.70	$29.32	18.3
Revenue per hundredweight, ex fuel [3]	$26.05	$24.34	7.0

Revenue per shipment [3]	$264.30	$238.68	10.7
Revenue per shipment, ex fuel [3]	$198.39	$198.18	0.1

1 In thousands
[2] Excludes accessorial, Truckload and Final Mile products
[3] Includes intercompany revenue between the Network and Truckload revenue streams

Intermodal Segment Information
(In thousands)
(Unaudited)

	Three Months Ended
	September 30, 2022	Percent of Revenue	September 30, 2021	Percent of Revenue	Change	Percent Change
Operating revenue	$114,421	100.0%	$78,173	100.0%	$36,248	46.4%

Operating expenses:
Purchased transportation	28,610	25.0	22,984	29.4	5,626	24.5
Salaries, wages and employee benefits	17,945	15.7	17,596	22.5	349	2.0
Operating leases	9,146	8.0	5,856	7.5	3,290	56.2
Depreciation and amortization	4,129	3.6	2,616	3.3	1,513	57.8
Insurance and claims	2,241	2.0	2,708	3.5	(467)	(17.2)
Fuel expense	3,899	3.4	2,231	2.9	1,668	74.8
Other operating expenses	31,841	27.8	15,470	19.8	16,371	105.8
Total operating expenses	97,811	85.5	69,461	88.9	28,350	40.8
Income from operations	$16,610	14.5%	$8,712	11.1%	$7,898	90.7%

Intermodal Operating Statistics

	Three Months Ended
	September 30, 2022	September 30, 2021	Percent Change
Drayage shipments	89,236	91,774	(2.8)%
Drayage revenue per shipment	$1,203	$742	62.1%

Forward Air Corporation
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)
	September 30, 2022	December 31, 2021
Assets
Current assets:
Cash and cash equivalents	$46,846	$37,316
Accounts receivable, net	247,730	208,085
Other receivables, net	—	8,097
Other current assets	18,391	29,309
Total current assets	312,967	282,807

Property and equipment, net	230,924	219,095
Operating lease right-of-use assets	147,283	148,198
Goodwill	288,496	266,752
Other acquired intangibles, net	155,161	154,717
Other assets	51,228	46,254
Total assets	$1,186,059	$1,117,823

Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$50,666	$44,837
Accrued expenses	67,980	61,621
Other current liabilities	4,411	4,614
Current portion of debt and finance lease obligations	7,891	6,088
Current portion of operating lease liabilities	48,611	47,532
Total current liabilities	179,559	164,692

Finance lease obligations, less current portion	11,134	9,571
Long-term debt, less current portion and debt issuance costs	106,934	155,466
Operating lease liabilities, less current portion	102,889	101,409
Other long-term liabilities	57,476	49,624
Deferred income taxes	45,369	43,407

Shareholders’ equity:
Preferred stock	—	—
Common stock	266	270
Additional paid-in capital	267,809	258,474
Retained earnings	414,623	334,910
Total shareholders’ equity	682,698	593,654
Total liabilities and shareholders’ equity	$1,186,059	$1,117,823

Forward Air Corporation
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)
	Three Months Ended
	September 30, 2022	September 30, 2021
Operating activities:
Net income from continuing operations	$52,133	$30,503
Adjustments to reconcile net income of continuing operations to net cash provided by operating activities of continuing operations
Depreciation and amortization	12,269	9,416
Share-based compensation expense	2,676	2,601
Provision for revenue adjustments	4,368	1,979
Deferred income tax expense (benefit)	—	(812)
Other	(966)	217
Changes in operating assets and liabilities, net of effects from the purchase of acquired businesses:
Accounts receivable	(6,421)	1,932
Other receivables	1,004	(727)
Other current and noncurrent assets	2,825	1,452
Accounts payable, accrued expenses and long-term liabilities	16,106	(3,470)
Net cash provided by operating activities of continuing operations	83,994	43,091

Investing activities:
Proceeds from sale of property and equipment	656	1,025
Purchases of property and equipment	(6,728)	(14,440)
Purchases of a business, net of cash acquired	—	(510)
Net cash used in investing activities of continuing operations	(6,072)	(13,925)

Financing activities:
Repayments of finance lease obligations	(1,626)	(492)
Payment of debt issuance costs	—	(119)
Payments on credit facility	(40,375)	—
Payment of earn-out liability	—	(6,519)
Payments of dividends to shareholders	(6,467)	(5,705)
Repurchases and retirement of common stock	(29,994)	(14,997)
Payment of minimum tax withholdings on share-based awards	—	(248)
Net cash used in financing activities from continuing operations	(78,462)	(28,080)
Net (decrease) increase in cash and cash equivalents of continuing operations	(540)	1,086

Cash from discontinued operation:
Net cash used in operating activities of discontinued operation	—	—
Net cash provided by investing activities of discontinued operation	—	—
Net cash used in financing activities of discontinued operation	—	—
Net (decrease) increase in cash and cash equivalents	(540)	1,086
Cash and cash equivalents at beginning of period of continuing operations	47,386	50,844
Cash at beginning of period of discontinued operation	—	—
Net (decrease) increase in cash and cash equivalents	(540)	1,086
Less: cash at end of period of discontinued operation	—	—
Cash and cash equivalents at end of period of continuing operations	$46,846	$51,930

Forward Air Corporation
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)
	Nine Months Ended
	September 30, 2022	September 30, 2021
Operating activities:
Net income from continuing operations	$150,249	$77,894
Adjustments to reconcile net income of continuing operations to net cash provided by operating activities of continuing operations
Depreciation and amortization	34,994	28,067
Change in fair value of earn-out liability	(294)	(385)
Share-based compensation expense	8,743	8,179
Provision for revenue adjustments	7,302	5,504
Deferred income tax expense (benefit)	1,962	(1,384)
Other	417	406
Changes in operating assets and liabilities, net of effects from the purchase of acquired businesses:
Accounts receivable	(43,172)	(49,086)
Other receivables	8,097	(14,218)
Other current and noncurrent assets	6,743	8,198
Accounts payable, accrued expenses and other long-term liabilities	21,773	19,577
Net cash provided by operating activities of continuing operations	196,814	82,752

Investing activities:
Proceeds from sale of property and equipment	1,423	2,339
Purchases of property and equipment	(25,401)	(23,015)
Purchases of a business, net of cash acquired	(40,433)	(23,053)
Net cash used in investing activities of continuing operations	(64,411)	(43,729)

Financing activities:
Repayments of finance lease obligations	(4,209)	(1,445)
Proceeds from credit facility	—	45,000
Payment of debt issuance costs	—	(119)
Payments on credit facility	(48,625)	—
Payment of earn-out liability	(91)	(6,519)
Proceeds from issuance of common stock upon stock option exercises	206	3,563
Payments of dividends to shareholders	(19,461)	(17,270)
Repurchases and retirement of common stock	(47,774)	(48,989)
Proceeds from common stock issued under employee stock purchase plan	374	388
Payment of minimum tax withholdings on share-based awards	(3,293)	(3,074)
Contributions from subsidiary held for sale	—	1,118
Net cash used in financing activities from continuing operations	(122,873)	(27,347)
Net increase in cash and cash equivalents of continuing operations	9,530	11,676

Cash from discontinued operation:
Net cash used in operating activities of discontinued operation	—	(6,902)
Net cash provided by investing activities of discontinued operation	—	8,020
Net cash used in financing activities of discontinued operation	—	(1,118)
Net increase in cash and cash equivalents	9,530	11,676
Cash and cash equivalents at beginning of period of continuing operations	37,316	40,254
Cash at beginning of period of discontinued operation	—	—
Net increase in cash and cash equivalents	9,530	11,676
Less: cash at end of period of discontinued operation	—	—
Cash and cash equivalents at end of period of continuing operations	$46,846	$51,930

Forward Air Corporation Reconciliation of Non-GAAP Financial Measures

In this press release, the Company uses non-GAAP financial measures that are derived on the basis of methodologies other than in accordance with GAAP. The Company believes that meaningful analysis of its financial performance requires an understanding of the factors underlying that performance, including an understanding of items that are non-operational. Management uses these non-GAAP financial measures in making financial, operating, compensation and planning decisions as well as evaluating the Company’s performance.

For the three and nine months ended September 30, 2022 and 2021, this press release contains the following non-GAAP financial measures: earnings before interest, taxes, depreciation and amortization (“EBITDA”), free cash flow, adjusted income from continuing operations, adjusted net income, and adjusted net income per diluted share. All non-GAAP financial measures are presented on a continuing operations basis.

The Company believes that EBITDA improves comparability from period to period by removing the impact of its capital structure (interest and financing expenses), asset base (depreciation and amortization) and tax impacts. The Company believes that free cash flow is an important measure of its ability to repay maturing debt or fund other uses of capital that it believes will enhance shareholder value. The Company believes providing adjusted income from operations, net income and net income per share allows investors to compare Company performance consistently over various periods without regard to the impact of unusual, nonrecurring or nonoperational items.

Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s financial results prepared in accordance with GAAP. Non-GAAP financial information does not represent a comprehensive basis of accounting. As required by the Securities and Exchange Act of 1933 and the rules and regulations promulgated thereunder, the Company has included, for the periods indicated, a reconciliation of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

The following is a reconciliation of net income to EBITDA for the three and nine months ended September 30, 2022 and 2021 (in thousands):

	Three Months Ended		Nine Months Ended
Continuing Operations	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Net income	$52,133	$30,503	$150,249	$77,894
Interest expense	1,544	973	3,521	3,461
Income tax expense	17,988	11,000	50,791	25,969
Depreciation and amortization	12,269	9,416	34,994	28,067
EBITDA	$83,934	$51,892	$239,555	$135,391

The following is a reconciliation of net cash provided by operating activities to free cash flow for the three and nine months ended September 30, 2022 and 2021 (in thousands):

	Three Months Ended		Nine Months Ended
Continuing Operations	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Net cash provided by operating activities	$83,994	$43,091	$196,814	$82,752
Proceeds from sale of property and equipment	656	1,025	1,423	2,339
Purchases of property and equipment	(6,728)	(14,440)	(25,401)	(23,015)
Free cash flow	$77,922	$29,676	$172,836	$62,076

The following is a reconciliation of reported income from operations, net income, and net income per diluted share to adjusted income from operations, net income, and net income per diluted share for the three and nine months ended September 30, 2022 and 2021 (in thousands, except net income per diluted share):

	Three Months Ended September 30, 2022			Three Months Ended September 30, 2021
Continuing Operations	Income From Operations	Net Income	Net Income Per Diluted Share	Income From Operations	Net Income[1]	Net Income Per Diluted Share[1,2]
As Reported	$71,665	$52,133	$1.93	$42,476	$30,503	$1.12
Professional fees for an operational improvement project	—	—	—	969	712	0.03
As Adjusted	$71,665	$52,133	$1.93	$43,445	$31,215	$1.14

[1] Net income and net income per diluted share amounts are based on the after-tax effect of each item. The income tax effect is calculated by applying the effective tax rate to the pre-tax amount. The total tax effect of the above item is $257.

[2] Rounding may impact summation of amounts.

	Nine Months Ended September 30, 2022			Nine Months Ended September 30, 2021
Continuing Operations	Income From Operations	Net Income[1]	Net Income Per Diluted Share[1,3]	Income From Operations	Net Income[2]	Net Income Per Diluted Share[2,3]
As Reported	$204,561	$150,249	$5.53	$107,324	$77,894	$2.83
Professional fees for an operational improvement project	—	—	—	969	727	0.03
Professional fees for cybersecurity and shareholder engagement activities	—	—	—	6,955	5,216	0.19
Change in the fair value of the earn-out liability	(294)	(220)	(0.01)	(385)	(289)	(0.01)
As Adjusted	$204,267	$150,029	$5.53	$114,863	$83,548	$3.03

[1] Net income and net income per diluted share amounts are based on the after-tax effect of each item. The income tax effect is calculated by applying the effective tax rate to the pre-tax amount. The total tax effect of the above item is ($74).

[2] Net income and net income per diluted share amounts are based on the after-tax effect of each item. The income tax effect is calculated by applying the effective tax rate to the pre-tax amount. The total tax effects of the above items is $1,885.

[3] Rounding may impact summation of amounts.

The following is a reconciliation of reported net income per diluted share to adjusted net income per diluted share for the three months ended December 31, 2021:

Net Income Per Diluted Share[1]
Continuing Operations	Three Months Ended December 31, 2021
As reported	$1.40
Change in the fair value of the earn-out liability	—
As adjusted	$1.40
1 Net income per diluted share is after tax

The following information is provided to supplement this press release.

Actual - Continuing Operations	Three Months Ended September 30, 2022
Net income from continuing operations	$52,133
Income allocated to participating securities	(325)
Numerator for diluted net income per share - net income	$51,808

Weighted-average common shares and common share equivalent outstanding - diluted	26,902
Diluted net income per share	$1.93

Projected	Full Year 2022
Projected tax rate - continuing operations	25.6%

Projected purchases of property and equipment, net of proceeds from sale of property and equipment	$38,000

Projected	December 31, 2022
Projected weighted-average common shares and common share equivalent outstanding - diluted	26,900

Note Regarding Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Forward-looking statements included in this press release relate to expected fourth quarter 2022 revenue, revenue growth, net income per diluted share, adjusted net income per diluted share and volume, expectations regarding continued momentum in our business into 2023 and 2024, expectations regarding expansion of operating margins, and the future of declaration of dividends.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. The following is a list of factors, among others, that could cause actual results to differ materially from those contemplated by the forward-looking statements: economic factors such as recessions, inflation, higher interest rates and downturns in customer business cycles, changes in fuel prices and/or fuel taxes, a decrease in demand for transportation services, pricing pressure, changes in freight volume, the COVID-19 pandemic, our ability to manage our growth and ability to grow, in part, through acquisitions, while being able to successfully integrate such acquisitions, our ability to secure terminal facilities in desirable locations at reasonable rates, more limited liquidity than expected which limits our ability to make key investments, the creditworthiness of our customers and their ability to pay for services rendered, our inability to maintain our historical growth rate because of a decreased volume of freight or decreased average revenue per pound of freight moving through our network, the availability and compensation of qualified Leased Capacity Providers and freight handlers as well as contracted, third-party carriers needed to serve our customers’ transportation needs, our inability to manage our information systems and inability of our information systems to handle an increased volume of freight moving through our network, the occurrence of cybersecurity risks and events, market acceptance of our service offerings, claims for property damage, personal injuries or workers’ compensation, enforcement of and changes in governmental regulations, environmental, tax, insurance and accounting matters, the handling of hazardous materials, loss of a major customer, increasing competition,, our dependence on our senior management team and the potential effects of changes in employee status, seasonal trends, the occurrence of certain weather events, restrictions in our charter and bylaws and the risks described in our Annual Report on Form 10-K for the year ended December 31, 2021.

Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

SOURCE: Forward Air Corporation

Forward Air Corporation
Brandon Hammer, 423-636-7173
bhammer@forwardair.com